UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2012

Item 1. Report to Stockholders.

FPA International Value Fund

Annual Report

December 31, 2012

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the fourth quarter of 2012, the Fund rose 8.10% which compared positively to the MSCI All Country World Index's (ex-U.S.) (Net) (the "Index") gain of 5.85%. Since inception on December 1, 2011, our Fund has returned a positive 23.24% in contrast with 14.25% for the Index. Over the period, the Fund's cash stake has fluctuated along with the opportunity set from around 20% to close to 45% of assets and has averaged about 30%

Team update

First, I'm pleased to announce that our recruiting efforts have now partly come to fruition with the hiring of a new Team member. Victor Liu will join the International Value Team as Vice President on January 30, 2013. He was formerly with Causeway Capital Management. Victor is a powerful addition to the team. He is a seasoned, well-rounded professional with years of experience at one of the leading value practitioners. He fundamentally understands business quality and has employed a long-term value investment approach with great success. He is also an impressive individual who is keen to build a track record and reputation he can be proud of, and I expect him to play a key role in the team as well as the management of the Fund going forward.

Tying ourselves to the mast

Performance continued on a positive note this quarter, with the Fund delivering alpha1 in another period of bull markets since the inception of the Fund. We urge investors to not give these short-term results too much weight. The volatility of international markets combined with our stringent investment principles has afforded us opportunities to deploy some of our capital and generate good returns in an up market. This may not always be possible. Sustained strong markets are alleviating fears and exacerbating greed. Many who worry their returns could lag are rushing to buy equities regardless of valuations. We remain true to our discipline of investing in high-quality companies that we believe incorporate a high margin of safety2. This is proving more and more difficult, as illustrated by the portfolio's declining price to value ratio3. At the end of the quarter, our holdings offered a weighted average discount to estimated intrinsic value4 of about 30% (against 33% at June 30, 2012).

1  The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

2  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

3  Price to Value (Price to Intrinsic Value) is a term to describe the market price of a security compared to the estimated intrinsic value.

4  The actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13, 15 and 16.

We caution that our Fund can trail the Index at times of market rallies. Increased risk appetite tends to favor companies unsuitable for the Fund, and scarce opportunities typically translate into increased cash exposure. This may negatively impact relative performance in the short run. We are comfortable pulling away from buoyant markets, and we think of it as investing in future alpha. We believe it should help minimize the risk of permanent losses while positioning us to take advantage of future market dislocations and thus seek to produce superior returns in the long run.

Holding true to an absolute approach is unlikely to be a peaceful journey. Market prices can sustain prolonged rallies during which external pressure and behavioral biases typically exacerbate. We'll be tying ourselves to our mast as sirens bewitch markets with the prospect of large quick gains, and we will stay focused on long-term capital appreciation rather than try and chase short-term returns. Because of this, index comparisons offer limited significance to our strategy, and we encourage our shareholders to consider the Fund's returns over the long run.

Key performers

Our best performing holding in the quarter was LSL (up 22.67% in US currency). A leading provider of U.K. property services, LSL was also our weakest performing holding in the previous quarter. We highlighted in our last commentary the attractiveness of LSL, given the highly asymmetric outcome of an investment in the company. We saw a small chance of losing a limited amount of money contrasted with the prospect of significant upside. The stock, which had been trading at distressed valuations, had come down further following a reported increase in provisions for indemnity claims. Consistent with our valuation discipline, we had taken the opportunity to buy more of the stock. We have been invested in LSL since the Fund's inception, and our interest in the stock remains, within the limits of our risk management guidelines. We believe it is one of the few genuine bargains that exist in the current market environment despite the recent run up in the share price.

Our worst performing holding in the quarter was G4S (down 3.16% in US currency). Based in the UK, G4S is a world leading provider of security services. The company is particularly well-positioned in sensitive niches such as managing justice, immigration, or classified operations for public authorities both in the US and in the UK. G4S generates a meaningful portion of its profits in developing countries, where it often enjoys dominant market shares. Despite well publicized woes over its London Olympics contract, as the company failed to keep up with sizeable late adjustments to the security plans for the event, management has a long-term track record of good execution and sound financial discipline. They've made positive enhancements to the group's portfolio by pulling out of structurally impaired markets and consistently creating value through bolt-on acquisitions. G4S revenues have grown at an average organic rate of 6% p.a. over the past 5 years while profit margins have remained stable. We expect demand for G4S services to be sustainably strong with positive economic momentum in emerging markets, rising security concerns, and the need for governments to cut costs through outsourcing. This business requires little capital, and thus we believe it is also likely to continue generating good free cash flows5 and operating returns on capital6 in excess of 40% going forward.

Like in the case of LSL, we have been invested in G4S since the Fund's inception and eluded to our increased interest in the stock in our last quarterly commentary. After a prolonged period of strong performance and commensurate reduction in portfolio weighting, G4S was hit last July by the London Olympics report. Repeated weakness in the share price following the announcement while the underlying business had continued to build value gave us an opportunity to add significantly to the position.

5  Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

6  A return from an investment that is not considered income.

Genuine bargains

That same logic of investing in franchise-like businesses that we have long followed when their stocks are subject to significant temporary price dislocation, which is consistent with our investment discipline, led us to add two new holdings to the portfolio during the quarter despite generally strong markets. We initiated new positions both in UK-based Aggreko and in Cookson. Aggreko is the world's largest provider of rental power generation equipment. In mid-December, the company's stock slumped the most in more than 10 years wiping more than $2bn off its market value (down 22%) in one day after saying it expected earnings to be "slightly lower" next year.

Cookson included two main businesses at the time of our investment. On the one hand, the company is the leading world manufacturer of metal-casting production equipment and steel flow control products. On the other hand, the group is also one of the larger producers of solder products for the electronics industry. The investment exemplifies the type of genuine bargains that we seek. A depressed share price arguably based on misconceptions as to the true nature of Cookson's main business along with significant mispricing in the context of a demerger provided us with a unique opportunity. All-in the holding returned around five times the Index's performance over the ownership period.7

We sold two holdings, Alent and Swatch. Alent is the solder product business that was spun off from Cookson in December. Based in Switzerland, Swatch is the world's leading maker of Swiss mechanical watches and owner of renowned brands such as Breguet, Omega, and Swatch. We had been invested in Swatch since the Fund's inception. In the time we owned the stock it returned +25.80%, and no longer offered an adequate margin of safety. Net-net, our cash exposure increased so that at the end of the quarter, our Fund was 66%8 invested (down from 71% at September 30, 2012).

Nothing new on the eastern front

As a result, the portfolio also didn't change much during the quarter. We remained geared towards companies domiciled in Europe, which is only a reflection of where we continue to find the most compelling opportunities, as our approach is agnostic to geographic or sector exposure. In addition, many of the businesses we invest in operate globally and thus generate a large portion of both their current and future cash flows outside Europe. That means the risk to our estimate of fair value is less coming from Europe than corporations' domiciles otherwise suggest. Where business value is created is what is important to us as investors.

Despite sustained strength in asset prices over the quarter, in part driven by continued aggressive government interventions and the subsequent capitulations of responsible behaviors, we see little change in many of the structural challenges facing the world economy: high levels of debt in particular at the states level, structurally weak financial institutions, likelihood of continued tax increases together with further austerity measures, and slower economic growth especially in mature markets. In the long run, we worry that massive injections of liquidity into the economy might drive high levels of inflation, and we are increasingly concerned about government interference with the normal course of business.

On the Eastern front, we don't consider Japan's latest attempt to weaken its currency and subsequent popularity of macro trades on the region to change our assessment of management quality and insufficient discounts to estimated intrinsic values for most Japanese names to meet our investment criteria. We also remain true to our currency agnostic approach and do not anchor investment theses on any foreign exchange forecasts. As a result, we continue to have no investment in companies domiciled in Japan.

7  MSCI ACWI Ex US Index performance over ownership period (10/16/12 — 12/31/12) was 5.78%

8  The percentages shown exclude a subscription receivable of $20.8 million received by the Fund as of 12/31/12 in order to more accurately characterize the portfolio manager's investment allocations.

Stay the course

Whereas share prices have increased, business values have not improved significantly, and we struggle to find truly compelling investment opportunities in the current market environment. Like other participants, we experience the temptation and pressure to chase running prices, but we recognize that discipline and consistency are paramount to successful money management. We believe our absolute value approach provides the best approach to seek to deliver superior returns over the long run while minimizing the risk of permanent losses, and we'll stay the course no matter how enchanting the sirens' songs.

As always, we thank you for your confidence and look forward to continue serving your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
January 22, 2013

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2012

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13, 15 and 16. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

December 31, 2012
(Unaudited)

Common Stocks		32.8%
Business Services	12.4%
Industrial Products	6.6%
Human Resources	3.4%
Trading & Distribution	2.5%
Consumer Non-Durables	2.3%
Technology	2.1%
Basic Materials	1.8%
Consumer Durables	1.7%
Currency Forwards		(0.2)%
Short-Term Investments		17.4%
Other Assets and Liabilities, net		50.0%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc (1)	30,000
Senior plc (1)	231,700
Vesuvius plc (1)	148,000
NET SALES
Common Stocks
Koninklijke Philips Electronics N.V. (2)	9,533
The Swatch Group Ltd (2)	107
Wolseley plc (2)	1,394

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2012

COMMON STOCKS	Shares	Fair Value
BUSINESS SERVICES — 12.4%
Aggreko plc (Great Britain)	30,000	$848,198
BBA Aviation plc (Great Britain)	137,827	499,420
Brambles Ltd (Australia)	64,070	500,220
G4S plc (Great Britain)	185,081	771,393
LSL Property Services plc (Great Britain)	419,565	1,765,735
Publicis Groupe (France)	7,916	472,608
Sodexo (France)	3,146	264,491
		$5,122,065
INDUSTRIAL PRODUCTS — 6.6%
ASSA ABLOY AB (Sweden)	11,179	$417,635
GEA Group Aktiengesellschaft (Germany)	9,493	306,488
Legrand S.A. (France)	10,523	442,554
Senior plc (Great Britain)	231,700	751,473
Vesuvius plc (Great Britain)	148,000	832,079
		$2,750,229
HUMAN RESOURCES — 3.4%
Adecco S.A. (Switzerland)	13,759	$721,991
Michael Page International plc (Great Britain)	103,250	662,695
		$1,384,686
TRADING & DISTRIBUTION — 2.5%
Atea ASA (Norway)	97,400	$1,051,098
CONSUMER NON-DURABLES — 2.3%
Britvic plc (Great Britain)	93,822	$620,325
Diageo plc (Great Britain)	11,851	344,117
		$964,442
TECHNOLOGY — 2.1%
ALTEN S.A. (France)	11,200	$386,426
SAP AG (Germany)	6,182	495,020
		$881,446
BASIC MATERIALS — 1.8%
Incitec Pivot Limited (Australia)	126,824	$425,863
Travis Perkins plc (Great Britain)	17,600	311,149
		$737,012
CONSUMER DURABLES — 1.7%
Daimler AG (Germany)	12,941	$705,512
TOTAL COMMON STOCKS — 32.8% (Cost $11,495,082)		$13,596,490

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Value
CURRENCY FORWARDS — (0.2)%
Euro (€139,319 @ $1.292) — 01/09/14*	$(3,817)
Euro (€67,635 @ $1.33068) — 01/09/14*	763
Euro (€12,895 @ $1.31835) — 01/09/14*	(14)
Euro (€38,026 @ $1.3149) — 01/09/14*	(171)
British Pounds (£52,066 @ $1.5365) — 01/09/14*	(4,603)
British Pounds (£38,554 @ $1.55627) — 01/09/14*	(2,646)
British Pounds (£19,220 @ $1.56091) — 01/09/14*	(1,230)
British Pounds (£50,956 @ $1.56997) — 01/09/14*	(2,799)
British Pounds (£25,202 @ $1.58715) — 01/09/14*	(951)
British Pounds (£18,791 @ $1.59647) — 04/24/14*	(534)
British Pounds (£31,031 @ $1.6113) — 04/24/14*	(422)
Euro (€24,119 @ $1.32673) — 05/07/14*	177
Euro (€68,244 @ $1.3188) — 05/07/14*	(41)
British Pounds (£35,526 @ $1.60445) — 05/07/14*	(727)
Euro (€19,138 @ $1.30633) — 05/12/14*	(250)
Euro (€15,503 @ $1.2901) — 05/12/14*	(454)
British Pounds (£15,639 @ $1.5856) — 05/12/14*	(372)
British Pounds (£9,460 @ $1.5986) — 05/12/14*	(411)
British Pounds (£152,602 @ $1.57272) — 05/22/14*	(7,963)
British Pounds (£63,804 @ $1.5673) — 05/29/14*	(3,675)
British Pounds (£26,262 @ $1.5612) — 05/30/14*	(1,673)
Euro (€138,269 @ $1.26565) — 06/06/14*	(7,432)
British Pounds (£32,607 @ $1.5334) — 06/09/14*	(2,984)
British Pounds (£16,253 @ $1.5382) — 06/09/14*	(1,409)
British Pounds (£32,491 @ $1.5389) — 06/09/14*	(2,794)
Euro (€31,616 @ $1.26517) — 06/12/14*	(1,715)
Euro (€118,255 @ $1.26844) — 06/16/14*	(6,026)
Euro (€39,611 @ $1.26226) — 06/27/14*	(2,264)
Euro (€123,832 @ $1.2517) — 07/09/14*	(8,383)
British Pounds (£100,000 @ $1.55) — 07/09/14*	(7,490)
Euro (€96,970 @ $1.2375) — 07/18/14*	(7,942)
Euro (€96,552 @ $1.24285) — 07/18/14*	(7,391)
British Pounds (£32,098 @ $1.55775) — 07/18/14*	(2,155)
British Pounds (£96,546 @ $1.55367) — 08/07/14*	(6,877)
British Pounds (£47,868 @ $1.5668) — 08/15/14*	(2,781)
British Pounds (£94,778 @ $1.58265) — 08/28/14*	(4,004)
British Pounds (£37,240 @ $1.61115) — 09/30/14*	(512)
British Pounds (£46,433 @ $1.61524) — 10/09/14*	(449)
$(104,421)
TOTAL INVESTMENT SECURITIES — 32.6% (Cost $11,495,082)	$13,492,069

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 17.4% (Cost $7,206,002)
State Street Bank Repurchase Agreement — 0.01% 1/02/13 (Dated 12/31/12, repurchase price of $7,206,002, collateralized by $7,345,000 Principal Amount U.S. Treasury Bonds — 0.75% — 12/31/17, fair value $7,345,181)	$7,206,000	$7,206,002
TOTAL INVESTMENTS — 50.0% (Cost $18,701,084)		$20,698,071
Other assets less liabilities, net — 50.0%		20,709,416
NET ASSETS — 100.0%		$41,407,487

*  Non-income producing securities

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $11,495,082)	$13,492,069
Short-term investment — at amortized cost (maturities 60 days or less)	7,206,002	$20,698,071
Cash		888
Receivable for:
Capital stock sold	$20,837,098
Dividends	18,938	20,856,036
		$41,554,995
LIABILITIES
Payable for:
Investment securities purchased	$127,986
Advisory fees and financial services	19,522	147,508
NET ASSETS		$41,407,487
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 3,301,470 outstanding shares		$39,181,390
Undistributed net realized gain on investments		124,689
Undistributed net investment income		104,421
Unrealized appreciation of investments		1,996,987
NET ASSETS		$41,407,487
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$12.54

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends		$172,182
Interest		354
		$172,536
EXPENSES:
Advisory fees	$95,983
Trustees' fees and expenses	72,483
Reports to shareholders	49,809
Registration fees	42,555
Audit and tax services fees	32,850
Legal fees	32,275
Transfer agent fees and expenses	30,081
Custodian fees and expenses	21,158
Insurance	10,056
Financial services	9,594
Other fees and expenses	551
Total expenses	$397,395
Expenses reimbursed by Adviser	(267,876)	129,519
Net investment income		$43,017
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and foreign currency transactions:
Proceeds from sales of investment securities	$3,305,129
Cost of investment securities sold	3,119,036
Net realized gain on investments and foreign currency transactions		$186,093
Change in unrealized appreciation of investments and foreign currency transactions:
Unrealized appreciation of common stocks	$2,083,960
Unrealized depreciation of currency forwards	(104,421)
Change in unrealized appreciation of investments and foreign currency transactions		1,979,539
Net realized and unrealized gain on investments and foreign currency transactions		$2,165,632
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$2,208,649

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012		For the Period December 1, 2011 to December 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$43,017		$(700)
Net realized gain on investments and foreign currency transactions	186,093		—
Change in unrealized appreciation of investments and foreign currency transactions	1,979,539		17,448
Change in net assets resulting from operations		$2,208,649		$16,748
Capital Stock transactions:
Proceeds from Capital Stock sold	$40,270,623		$102,000
Cost of Capital Stock repurchased*	(2,490,533)	37,780,090	—	102,000
Total change in net assets		$39,988,739		$118,748
NET ASSETS
Beginning of period		1,418,748		1,300,000
End of period		$41,407,487		$1,418,748
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		3,377,274		10,381
Shares of Capital Stock repurchased		(216,185)		—
Change in Capital Stock outstanding		3,161,089		10,381

*  Net of redemption fees of $17,106 and $0 collected for the periods ended December 31, 2012 and December 31, 2011, respectively.

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31, 2012	For the Period December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$10.11	$10.00
Income from investment operations:
Net investment income	$0.01	—	*
Net realized and unrealized gain on investment securities and foreign currency transactions	2.41	$0.11
Total from investment operations	$2.42	$0.11
Redemption fees	$0.01	—	*
Net asset value at end of period	$12.54	$10.11
Total investment return**	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	4.14%	16.64	%†
After reimbursement from Adviser	1.35%	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(2.34)%	(15.90	)%†
After reimbursement from Adviser	0.45%	(0.61	)%†
Portfolio turnover rate	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized

†  Annualized

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of currency forwards is included in the Portfolio of Investments and are also included in Investment Securities in the Statement of Assets and Liabilities.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $13,648,797 for the year ended December 31, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2012 were as follows:

  Undistributed Ordinary Income $254,667

The Fund paid no distributions during the fiscal year ended December 31, 2012.

The cost of investment securities held at December 31, 2012, was $11,625,060 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2012, for federal income tax purposes was $1,972,369 and $105,360, respectively resulting in net unrealized appreciation of $1,867,009. As of and during the year ended December 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

During the year ended December 31, 2012, the Fund reclassified $61,404 of net investment losses from Undistributed Net Investment Income to Undistributed Net Realized Gain on Investments to align financial reporting with tax reporting.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.35% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2013.

For the year ended December 31, 2012, the Fund paid aggregate fees of $72,000 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2012, the Fund collected $17,106 in redemption fees. The impact of these fees was $0.01 per share.

NOTE 7 — Distributor

For the period January 1, 2012 to September 30, 2012, FPA Fund Distributors, Inc., a wholly owned subsidiary of the Adviser, served as distributor for the Fund. FPA Fund Distributors, Inc. paid its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward currency rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2012:

Investments	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$13,596,490	—	—	$13,596,490
Currency Forwards	—	$(104,421)	—	(104,421)
Short-Term Investments(2)	—	7,206,002	—	7,206,002
	$13,596,490	$7,101,581	—	$20,698,071

(1)  All common stocks are classified under Level 1.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2012. The Portfolio of Investments provides further information on major security types.

NOTE 9 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

NOTE 10 — Subsequent Events

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that, other than the items listed below, there are no material events that would require disclosure in the Fund's financial statements.

A.  Distribution to Shareholders

On December 31, 2012, the Board of Directors declared a distribution of $0.06 per share, comprised of $0.01 per share from net investment income and $0.05 from net realized short-term capital gains. The distribution was payable on January 3, 2013 to shareholders of record on December 31, 2012. For financial statement purposes, this distribution was recorded on the ex-dividend date, January 2, 2013.

B.  Reduction in Expense Reimbursement

On February 1, 2013, the Adviser contractually agreed to lower the annual expense reimbursement limit to 1.32% of average net assets (excluding brokerage fees and commissions, interest, taxes, shareholders service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses), and extend the term of the agreement through June 30, 2015.

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), as of December 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 15, 2013

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2012 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,156.80	$1,018.13
Expenses Paid During Period*	$7.32	$6.87

*  Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period and prorated for the six months ended December 31, 2012 (184/366 days).

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)*	Trustee & Chairman† Years Served: 1	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)*	Trustee† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Trustee† Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.
Patrick B. Purcell – (69)*	Trustee† Years Served: 1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (72)*	Trustee† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: 1	Partner of the Adviser since 2006.	2	Arden Group, Inc.
Pierre O. Py – (36)	Portfolio Manager Years Served: 1	Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
Eric S. Ende – (68)	Vice President Years Served: 1	Partner of the Adviser since 2006.	3
J. Richard Atwood – (52)	Treasurer Years Served: 1	Partner and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 1	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki – (58)	Secretary Years Served: 1	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
E. Lake Setzler – (45)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                                                         Principal Accountant Fees and Services.

	2011	2012
(a) Audit Fees	$17,500	$25,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,850	$8,000
(d) All Other Fees	-0-	-0-

(e)(1)                 Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                 Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)                                 Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                                                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                                                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)                Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 21, 2013